Non-interest income (Tables)	6 Months Ended
Jun. 30, 2022
Non-interest income
Schedule of Non-interest income

	Half year ended
	30 June	30 June
	2022	2021
Continuing operations	£m	£m
Net fees and commissions (1)	1,124	1,019
Foreign exchange	258	183
Interest rate	416	(6)
Credit	33	54
Equity, commodities and other	2	—
Income from trading activities	709	231
Loss on redemption of own debt	(24)	(138)
Operating lease and other rental income	114	108
Changes in fair value of financial liabilities designated at fair value through profit or loss (2)	21	(4)
Hedge ineffectiveness	(22)	13
Loss on disposal of amortised cost assets	(16)	(6)
Profit on disposal of fair value through other comprehensive income assets	10	24
Share of profit of associated entities	(20)	129
Other income (3)	(11)	21
Other operating income	52	147
Non-interest income	1,885	1,397

(1)	Refer to Note 6 for further analysis.
(2)	Includes related derivatives.
(3)Includes income from activities other than banking.